Exhibit 10.1

AMENDMENT No. 1 dated as of January 10, 2005, to the Credit Agreement dated as of October 22, 2004 (the “Credit Agreement”), among THE MOSAIC COMPANY (the “Company”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”).

WHEREAS, the Company has requested, and the undersigned Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Section 1.01. The definition of “Revolving Maturity Date” is hereby amended by deleting “January 20, 2005” and substituting “March 24, 2005” therefor.

SECTION 2. Representations and Warranties. The Company represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of the Company set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) Immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received (a) counterparts of this Amendment that, when taken together, bear the signatures of the Company and each of the Lenders and (b) payment of all expenses required to be paid or reimbursed by the Company under or in connection with this Amendment and the Credit Agreement, in each case to the extent such expenses have been invoiced at least two Business Days prior to the date that this Amendment becomes effective.

SECTION 4. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby. This Amendment shall be a Loan Document for all purposes. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 7. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

THE MOSAIC COMPANY,

by
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JPMORGAN CHASE BANK, N.A. (formerly known as JPMORGAN CHASE BANK), individually and as Administrative Agent,

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1, DATED AS OF JANUARY 10, 2005, IN RESPECT OF THE CREDIT AGREEMENT, DATED OCTOBER 22, 2004, AMONG THE MOSAIC COMPANY, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A.

Name of Institution:

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